Exhibit 10.2
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of December 22, 2006, by and among P.H. GLATFELTER COMPANY, a Pennsylvania corporation (the “Company”), on behalf of itself and each of the other Loan Parties under the Credit Agreement (as hereinafter defined), the BANKS (as defined under the Credit Agreement) parties hereto, PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks (the “Agent”).
WITNESSETH:
     WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of April 3, 2006, as amended by that First Amendment thereto dated April 25, 2006 (as so amended, the “Credit Agreement”);
     WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein.
     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows (Defined terms used herein unless otherwise amended or defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.):
1. Amendment to Section 1.1 [Definitions] of the Credit Agreement.
     (A) Existing Definitions. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated to read as follows:
          “Consolidated EBITDA shall mean as of the end of any fiscal quarter: (i) EBITDA of the Company and its Subsidiaries for the immediately preceding four fiscal quarters, plus (ii) the aggregate gain on sale of all timberland properties (as determined in accordance with GAAP) (A) made within the eight immediately preceding fiscal quarters and multiplied by one-half (1/2) if Consolidated EBITDA is being calculated for any fiscal quarter through and including the fiscal quarter ending June 30, 2008 and (B) made within the four immediately preceding fiscal quarters if Consolidated EBITDA is being calculated for any fiscal quarter ending after June 30, 2008, in each case net of any losses on such sales, provided that the amount of the net gain on sale of timberland properties included in the calculation of Consolidated EBITDA under this clause (ii) may not exceed 30% of the EBITDA of the Company and its Subsidiaries for the immediately preceding four fiscal quarters.”
          “Consolidated Total Debt shall mean all long and short term Indebtedness (but excluding SunTrust Indebtedness described in Section 8.2.1(ix) and Permitted Timber Installment Sale Indebtedness described in Section 8.2.1(x)).”
          “EBITDA shall mean, for any period and any Person, net income (excluding extraordinary gains and losses, gains and losses on sales of assets and non-cash pension income) plus income tax expense, interest expense (excluding Timber Installment Sale Interest Expense), depreciation, amortization expense and any Permitted EBITDA Add Backs (if EBITDA is being computed for the Company) of such Person.”

          “Interest Period shall mean the period of time selected by the Borrowers in connection with (and to apply to) any election permitted hereunder by the Borrowers to have Revolving Credit Loans or Term Loans bear interest under the Euro-Rate Option. Subject to the last sentence of this definition, such period shall be (A) (i) one or two Months if Borrowers select the Euro-Rate Option during the Syndications Period, and (ii) one, two, three or six Months if the Borrowers select the Euro-Rate Option after the Syndications Period has ended, and (B) one or two Months with respect to any Loans made in any Optional Currency. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrowers are requesting new Loans, or (ii) the date of renewal of or conversion to the Euro-Rate Option if the Borrowers are renewing or converting to the Euro-Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrowers shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.”
     “Material Sale of Assets Excluding TISs shall mean: (i) any sales or other dispositions of timberland of the Loan Parties (other than a Permitted Timber Installment Sale) when the aggregate amount of such proceeds from such sales or dispositions equals or exceeds $2,000,000 (the “Material Sale Threshold”) and each time subsequent sales or dispositions are made after such time as the Material Sale Threshold is reached, such subsequent sales or dispositions shall constitute a “Material Sale of Assets Excluding TISs” when the aggregate amount of proceeds from such subsequent sales or dispositions again equals or exceeds the Material Sale Threshold, (ii) any sale or other disposition of any other assets (other than timberland) of the Loan Parties sold pursuant to Section 8.2.7(vi) if the proceeds of such sale or other disposition shall exceed $2,000,000, or (iii) any sale or other disposition of any assets of the Loan Parties sold pursuant to Section 8.2.7(vii).”
     (B) New Definitions. The following new definitions are hereby added to Section 1.1 in alphabetical order:
     “Permitted Timber Installment Sale shall have the meaning assigned to such term in Section 8.2.1(x).”
     “Permitted Timber Installment Sale Indebtedness shall have the meaning assigned to such term in Section 8.2.1(x).”
     “Timber Installment Sale Interest Expense shall mean, for any period of the Company and its Subsidiaries, interest expense arising pursuant to Permitted Timber Installment Sale Indebtedness or SunTrust Indebtedness (as determined and consolidated in accordance with GAAP).”
2. Amendment of Section 1.3 [Accounting Principles] of the Credit Agreement.
     Section 1.3 of the Credit Agreement is hereby amended and restated to read as follows:
     “1.3 Accounting Principles.

     Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Sections 8.2.15, 8.2.16 and 8.2.17 (and all defined terms used in the definition of any accounting term used in Sections 8.2.15, 8.2.16 and 8.2.17 shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in Section 6.1.8(i) . In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Sections 8.2.15, 8.2.16 and 8.2.17 based upon the Company’s regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Company’s financial statements at that time; provided, further, that for purposes of the calculation of the financial covenants in Sections 8.2.15, 8.2.16 and 8.2.17, the adjustments to income and expense of the Loan Parties (and any other adjustments) resulting from the promulgation of Statement of Financial Accounting Standards (“SFAS”) No. 158 shall be disregarded.”
3. Amendment of Section 5.5.1.1 [Sale of Assets] of the Credit Agreement.
     Section 5.5.1.1 of the Credit Agreement is hereby amended and restated to read as follows:
     “5.5.1.1 Sale of Assets.
     Within (a) five (5) Business Days of any Material Sale of Assets Excluding TISs and (b) sixty (60) calendar days of any Permitted Timber Installment Sale, the Borrowers shall make a mandatory prepayment of principal on the Term Loans equal to the applicable percentage (as reflected on Schedule 5.5.1) of the after-tax proceeds received or receivable (if not yet received) in connection with such Material Sale of Assets Excluding TISs or such Permitted Timber Installment Sale, as applicable (in each case as estimated in good faith by the Borrower), together with accrued interest on such principal amount.”
4. Amendment of Section 8.2.1 [Indebtedness] of the Credit Agreement.
     Subsections (x) and (xiii) of Section 8.2.1 [Indebtedness] of the Credit Agreement are hereby amended and restated to read as follows:
          “(x) Indebtedness (“Permitted Timber Installment Sale Indebtedness”) which is (a) incurred in connection with an installment sale of timber (a “Permitted Timber Installment Sale”), (b) structured similarly to the SunTrust Indebtedness and used for similar purposes, and(c) upon terms and documentation which has been reviewed and approved by the Agent; provided that the terms and conditions contained in the agreements evidencing such Indebtedness shall not be subsequently modified after the closing date thereof without the consent of the Agent.”

          “(xiii) Other unsecured Indebtedness in an amount not to exceed $30,000,000 outstanding at any time.”
     The remainder of Section 8.2.1 [Indebtedness] remains unchanged hereby.
5. Amendment of Section 8.2.4 [Loans and Investments] of the Credit Agreement.
     A new subsection (ix) is hereby added to Section 8.2.4 [Loans and Investments] of the Credit Agreement immediately after subsection (viii) thereof to read as follows:
          “(ix) loans to (A) purchasers under a Permitted Timber Installment Sale to finance the purchase price thereof and (B) Sustainable Conservation, Inc. made prior to the Closing Date to finance the purchase of timberlands pursuant to an installment sale of timberlands transaction, which occurred in connection with the SunTrust Indebtedness.”
     The remainder of Section 8.2.4 [Loans and Investments] remains unchanged hereby.
6. Amendment of Section 8.2.7 [Dispositions of Assets or Subsidiaries] of the Credit Agreement.
     Subsection (iii) of Section 8.2.7 [Dispositions of Assets or Subsidiaries] of the Credit Agreement is hereby amended and restated to read as follows:
     “(iii) any sale, transfer or lease of assets by (a) one Loan Party to another Loan Party or (b) any Subsidiary of a Loan Party which is not itself a Loan Party to a Loan Party or a Subsidiary of a Loan Party.”
     The remainder of Section 8.2.7 [Dispositions of Assets or Subsidiaries] remains unchanged hereby.
7. Amendment of Section 8.2.17 [Minimum Interest Coverage Ratio] of the Credit Agreement.
     Section 8.2.17 [Minimum Interest Coverage Ratio] of the Credit Agreement is hereby amended and restated to read as follows:
     “8.2.17 Minimum Interest Coverage Ratio.
     The Borrowers shall not permit the ratio of Consolidated Adjusted EBITDA to consolidated interest expense (excluding Timber Installment Sale Interest Expense) of the Borrowers and their Subsidiaries, measured as of the end of each fiscal quarter, for the four (4) fiscal quarters then ended, to be less than 3.50 to 1.00.”
8. Conditions to the Effectiveness of this Amendment.
     This Amendment shall be effective upon when (a) it has been signed and delivered by the Company, the Required Banks and the Agent, (b) the Intercompany Subordination Agreement substantially in the form of Exhibit A hereto has been signed and delivered by each of the Loan

Parties and (c) the representations and warranties of the Loan Parties in Section 6 hereof shall be true and correct.
9. Representations and Warranties.
     The Loan Parties hereby represent and warrant to the Agent and the Banks that (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date, and (b) the Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the other Loan Documents and there exists no Event of Default or Potential Default and (c) all of the terms and conditions, provisions and covenants in the Credit Agreement, the Loan Documents and all other documents delivered to the Banks and the Agent in connection with any of the foregoing documents and obligations secured thereby are in full force and effect, are hereby ratified and confirmed and remain unaltered, except as expressly modified by this Amendment. This Amendment has been duly executed by an authorized officer of each Loan Party. The execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation or organization, bylaws, operating agreement or other agreement governing or binding upon any of the Loan Parties or any of their property. Each Loan Party is in good standing in its jurisdiction of organization.
10. Force and Effect.
     Each of the parties hereto reconfirms and ratifies the Credit Agreement and all other documents executed in connection therewith, and confirms that all such documents remain in full force and effect since the date of their execution, except to the extent modified by this Amendment.
11. Governing Law.
     This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.
12. Counterparts.
     This Amendment may be signed by telecopy or original in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the parties have executed this instrument under seal as of the day and year first above written.
[SIGNATURE PAGES FOLLOW]

Exhibit 10.2
[SIGNATURE PAGE 1 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

BORROWERS:

P.H. GLATFELTER COMPANY

By:	/s/ John P. Jacunski

Name:	John P. Jacunski
Title:	Senior Vice President and CFO

PHG TEA LEAVES, INC.

By:	/s/ George B. Amoss, Jr.

Name:	George B. Amoss, Jr.
Title:	President

PAPIERFABRIK SCHOELLER & HOESCH GMBH & CO. KG

By: S&H Verwaltungsgesellschaft mbH, its General Partner

By:	/s/ John P. Jacunski

Name:	John P. Jacunski
Title:	Managing Director

S&H VERWALTUNGESELLSCHAFT MBH

By:	/s/ John P. Jacunski

Name:	John P. Jacunski
Title:	Managing Director

GLATFELTER-UK, LTD

By:	/s/ Jeffrey J. Norton

Name:	Jeffrey J. Norton
Title:	Secretary

MOLLANVICK, INC.

By:	/s/ George B. Amoss, Jr.

Name:	George B. Amoss, Jr.
Title:	President

[SIGNATURE PAGE 2 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

GUARANTORS:

THE GLATFELTER PULP WOOD COMPANY

By:	/s/ George H. Glatfelter

Name:	George H. Glatfelter
Title:	Chairman and President

GLT INTERNATIONAL FINANCE, LLC

By:	/s/ George B. Amoss, Jr.

Name:	George B. Amoss, Jr.
Title:	Treasurer

GLENN-WOLFE, INC

By:	/s/ George B. Amoss, Jr.

Name:	George B. Amoss, Jr.
Title:	President

GLATFELTER HOLDINGS, LLC

By:	/s/ Thomas V. Bosley

Name:	Thomas V. Bosley
Title:	Vice President and General Manager
Of Glatfelter Pulp Wood Company
Member of Glatfelter Holdings, LLC

GLATFELTER HOLDINGS II, LLC

By:	/s/ Thomas V. Bosley

Name:	Thomas V. Bosley
Title:	Vice President and General Manager
Of Glatfelter Pulp Wood Company
Member of Glatfelter Holdings II, LLC

[SIGNATURE PAGE 3 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

BANKS AND AGENT:

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Frank A. Pugliese

Name:	Frank A. Pugliese
Title:	Senior Vice President

[SIGNATURE PAGE 4 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ David Dodd

Name:	David Dodd
Title:	Vice President

By:	/s/ James Neira

Name:	James Neira
Title:	Associate

[SIGNATURE PAGE 5 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Philip R. Medsger

Name:	Philip R. Medsger
Title:	First Vice President

[SIGNATURE PAGE 6 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Tracey E. Sawyer-Calhoun

Name:	Tracey E. Sawyer-Calhoun
Title:	Vice President

[SIGNATURE PAGE 7 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK

By:	/s/ William C. Washburn, Jr.

Name:	William C. Washburn, Jr.
Title:	Vice President

[SIGNATURE PAGE 8 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ Charles R. Dickerson

Name:	Charles R. Dickerson
Title:	Managing Director

[SIGNATURE PAGE 9 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

HSBC BANK USA

By:

Name:

Title:

[SIGNATURE PAGE 10 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A.

By:	/s/ Christopher D. Pannacciulli

Name:	Christopher D. Pannacciulli
Title:	Vice President

[SIGNATURE PAGE 11 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A., CANADIAN BRANCH

By:	/s/ Niyousha Zarinpour

Name:	Niyousha Zarinpour
Title:	Authorized Signer

[SIGNATURE PAGE 12 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Michael J. Gillig

Name:	Michael J. Gillig
Title:	Vice President

[SIGNATURE PAGE 13 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Subash R. Viswanathan

Name:	Subash R. Viswanathan
Title:	Senior Vice President

By:	/s/ Barbara Peters

Name:	Barbara Peters
Title:	Assistant Vice President

[SIGNATURE PAGE 14 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

COMERICA BANK

By:	/s/ Richard C. Hampson

Name:	Richard C. Hampson
Title:	Vice President

[SIGNATURE PAGE 15 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK

By:	/s/ Jim Janovsky

Name:	Jim Janovsky
Title:	Vice President

[SIGNATURE PAGE 16 OF 16 TO
SECOND AMENDMENT TO CREDIT AGREEMENT]

COBANK, ACB

By:	/s/ Pat Schulz

Name:	Pat Schulz
Title:	Assistant Corporate Secretary